Exhibit 99

OFG Bancorp Reports 4Q20 & 2020 Results
SAN JUAN,

Puerto Rico,

January 25,

2021 –

OFG Bancorp

(NYSE: OFG),

the financial

holding company

for Oriental

Bank,
reported results for the fourth

quarter and year ended December 31, 2020.
CEO Comment
José Rafael

Fernández, President,

Chief Executive

Officer, and

Vice Chairman

of the

Board, said:

“We had

another quarter

of strong
performance in

our core

businesses, reflecting

our larger

scale, solid

levels of

new loan

production, lower

cost of

funds, higher

non-
interest income, and reduced expenses.

“On a

macro-basis, we

are benefitting

from the

improved economic

environment in

Puerto Rico

and the U.S.

Virgin Islands

due to

the
continuing nascent rebound from the easing of COVID-19 restrictions and from pandemic-related stimulus.
“Within this environment,

Oriental’s success

continues to

be driven by

resiliency, agility,

and being more

than ready to

help customers
and communities

with their

changing product

and service needs.

During the

fourth quarter,

we also

completed the

integration of

the
Scotiabank acquisition and related cost-savings.
“We look

forward to

realizing the

full benefits of

our larger

scale over

the course

of 2021. The

vaccine inoculations should

reduce the
threat of COVID-19, and the economies of Puerto Rico and USVI should expand from all the pending federal reconstruction and stimulus.
“2020 was another challenging

year for Puerto

Rico, USVI and

Oriental. As in

years past, we

successfully worked our

way through it.

Our
heartfelt thanks go

to our team members

who helped customers

by swiftly processing

loan deferrals; implementing

an easy-to-use, fully
online Paycheck Protection

Program; managing the

rapid influx of

deposits; and providing contactless

and in-person services in

a COVID-
safe manner.

Thanks also

to the

many team

members who

had to

successfully adapt

to working

from home

and implement

the
Scotiabank integration in the middle of a pandemic.”
4Q20 Highlights
Increased Earnings

& Revenues:
EPS diluted

of $0.42

compared to

a loss

of $0.05

in 4Q19.

Results reflected

pre-tax merger

and
restructuring charges of $10.1 million

compared to $21.5 million in 4Q19.

Total core

revenues were $132.8 million versus

$98.4 million in
4Q19. Net interest

income of $98.7

million increased 24.7%.

Non-interest income

of $34.0 million

increased 77.4%. Net

interest margin
was 4.24% compared to 5.34% in 4Q19.

Solid Production:

New loan

originations totaled

$485.4 million

compared to

$404.9 million

in 4Q19.

Compared to

3Q20, production
(excluding Paycheck

Protection Program loans)

increased $38.0 million, driven

by commercial and mortgage

with continued strong

levels
of auto and consumer lending. Net loans declined $77.9 million from 9/30/20 to $6.5 billion at 12/31/20.
Lower Provision:

Provision for credit

losses was $14.2

million compared to

$23.1 million in

4Q19. 4Q20 net

charge-offs of

$44.8 million
included $31.2 million for two

acquired commercial loans that

were substantially reserved.

4Q20 loan deferrals

fell to 1.4% of

total loans
from 2.0% in 3Q20.
Core Expenses:

Non-interest expenses

were $89.0

million compared

to $78.9

million in 4Q19.

Excluding merger

and COVID

-19 related
costs, 4Q20 non-interest

expenses of $77.4

million fell $9.4

million from 1Q20,

amounting to approximately

$38.0 million in

annualized
reductions from the Scotiabank acquisition, exceeding original expectations by about 9%.
Lower Cost

of Funds:

Cost of

funds was

66 bps

compared to

92 bps

in 4Q19.

Compared to

3Q20, cost

of funds

fell 5

bps. Customer
deposits declined $169.8 million from 9/30/20 to $8.4 billion at 12/31/20.
Capital Building:

Tangible book value per

share increased $1.01 to $16.97 compared to 4Q19

and CET1 capital increased $158.6 million to
$894.1 million. The CET1 ratio was 13.08% versus 12.55% on 9/30/20 and 10.91% on 12/31/19, when the Scotiabank acquisition closed.

2020 Highlights
Increased Earnings & Revenues:
EPS diluted of $1.32

compared to $0.92 in

2019. Total

core revenues were

$519.3 million versus $396.2
million in 2019,

with increases of

26.5% and 51.1%

in net interest

and non-interest income,

respectively. New

loan production was

$1.7
billion compared to $1.3 billion. Net interest margin was 4.55% compared to 5.37%. The effective tax rate was 21.6% compared to 28.5%.

Results Included

(all amounts pre

-tax):

Merger and

restructuring charges

mostly related

to the

Scotiabank acquisition of

$16.1 million
compared to $24.1 million in 2019, and

bargain purchase gain from

the acquisition of $7.3 million compared to $0.3

million in 2019. 2020
also included $39.9 million in COVID-19 related provision for credit losses and $5.8 million in COVID-19 related expenses.
Conference Call
A conference call

to discuss 4Q20 results,

outlook and related matters

will be held today

at 10:00 AM ET.

Phone (888) 562-3356 or

(973)
582-2700. Conference ID:

864-1568. The call can

also be accessed live

on
www.ofgbancorp.com.

Webcast replay

will be available shortly
thereafter.

Financial Supplement & Conference Call Presentation
OFG’s Financial

Supplement, with

full financial

tables for

the quarter

and year

ended December

31, 2020,

and the

4Q20
Conference Call

Presentation, can

be found

on the

Quarterly Results

page on

OFG’s Investor

Relations website

at
www.ofgbancorp.com .

Non-GAAP Financial Measures
In addition to

our financial information

presented in

accordance with

GAAP,

management uses

certain “non-GAAP financial
measures” within the meaning of

SEC Regulation G, to

clarify and enhance understanding

of past performance and

prospects
for the

future. Please

refer to

Tables 8-1

and 8-2

in OFG’s

above-mentioned Financial

Supplement for

a reconciliation

of
GAAP to non-GAAP measures and calculations.
Forward Looking Statements
The information

included in

this document

contains certain

forward-looking statements

within the

meaning of

the Private
Securities Litigation

Reform Act

of 1995.

These statements

are based

on management’s

current expectations

and involve
certain risks and

uncertainties that may

cause actual results

to differ

materially from those

expressed in the

forward-looking
statements.

Factors that

might cause

such a

difference include,

but are

not limited

to (i)

the rate

of growth

in the

economy and
employment levels,

as well

as general

business and

economic conditions;

(ii) changes in

interest rates,

as well

as the
magnitude of such changes; (iii) changes to

the financial condition of the government

of Puerto Rico; (iv) the potential

impact
of damages

from future

hurricanes, earthquakes

and other

natural disasters

in Puerto

Rico; (v)

the fiscal

and monetary
policies of the federal

government and its

agencies; (vi) the

performance of the

stock and bond

markets; (vii) competition

in
the financial

services industry;

(viii) possible

legislative, tax

or regulatory

changes; and

(ix) the

severity,

magnitude and
duration of the

COVID-19 pandemic, including

impacts of the pandemic

and of responses of

federal, state

and local
governments on our branches, operations

and personnel, and on our customers and their businesses.
For a

discussion of

such factors

and certain

risks and

uncertainties to

which OFG

is subject,

please refer

to OFG’s

annual
report on Form

10-K for the

year ended December

31, 2019, as well

as its other filings

with the U.S.

Securities and Exchange
Commission. Other

than to

the extent

required by

applicable law,

including the

requirements of

applicable securities

laws,
OFG assumes

no obligation

to update

any forward

-looking statements

to reflect

occurrences or

unanticipated events

or
circumstances after the date of

such statements.
About OFG Bancorp
Now in its

57
th

year in business,

OFG Bancorp is

a diversified

financial holding company

that operates

under U.S.,

Puerto Rico

and U.S.
Virgin Islands banking laws and regulations. Its three principal subsidiaries, Oriental Bank, Oriental

Financial Services and Oriental

Insurance, provide a

wide range

of retail and

commercial banking, lending

and wealth management

products, services, and

technology,
primarily in Puerto Rico and U.S. Virgin Islands. Visit us at Error! Hyperlink reference not valid. www.ofgbancorp.com .

# # #
Contacts
Puerto Rico & USVI:

Idalis Montalvo (
idalis.montalvo@orientalbank.com ) at (787) 777-2847

US:

Gary Fishman (
gfishman@ofgbancorp.com ) and Steven Anreder ( sanreder@ofgbancorp.com ) at (212) 532-3232

OFG Bancorp
Financial Supplement
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to

our December 31, 2020 Annual Report on Form 10-K once it is filed with the Securities and Exchange
Commission.
Table

of Contents
Pages
OFG Bancorp (Consolidated Financial Information)
Table

1:
Financial and Statistical Summary - Consolidated 2-3
Table

2:
Consolidated Statements of Operations 4-5
Table

3:
Consolidated Statements of Financial Condition 6
Table

4:
Information on Loan Portfolio and Production 7-8
Table

5:
Average Balances, Net Interest Income and Net Interest

Margin
9-10
Table

6:
Loan Information and Performance Statistics 11-13
Table

7:
Allowance for Credit Losses 14
Table

8:
Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital 15-16
Table

9:
Notes to Financial Summary, Selected Metrics, Loans, and Consolidated

Financial Statements (Tables 1-8)
17

OFG Bancorp (NYSE: OFG)
Table 1-2: Financial and Statistical Summary - Consolidated
2020 2020 2020 2020 2019
(Dollars in thousands, except per share data)

(unaudited)
Q4 Q3 Q2 Q1 Q4
Statement of Operations
Net interest income $ 98,738

$

99,533

$

105,060
$

105,101

(g)

$

79,209
Non-interest income, net (core)
(2)
34,047
(a)
27,486 23,106 26,233
(g)
19,196
Total core revenues 132,785

(a)

127,019 128,166 131,334

(g)

98,405
Non-interest expense 89,039
(g)
83,444 85,481 87,322
(g)
78,913
(g)
Pre-provision net revenues
(22)
44,123 47,415 46,731 49,229 20,007
Total provision

for credit losses
14,176 13,669
(f)
17,696
(f)
47,131
(e)(f)
23,068
Net income (loss) before income taxes 29,947

(a)(g)

33,746 29,035 2,098 (3,061)
Income tax expense (benefit) 6,646 6,308 7,248 297 (2,070)
Net income (loss) available to common stockholders $ 21,673

(a)(g)

25,810 20,159 173 (2,619)
Common Share Statistics
Earnings (loss) per common share - basic
(3)
$ 0.42

(a)(g)

0.50 0.39 - (0.05)
Earnings (loss) per common share - diluted
(4)
$ 0.42
(a)(g)
0.50 0.39 - (0.05)
Average common shares outstanding 51,350 51,342 51,336 51,404 51,360
Average common shares outstanding

and equivalents
51,618 51,527 51,470 51,713 51,791
Cash dividends per common share $ 0.07 $ 0.07 $ 0.07 $ 0.07 $ 0.07
Book value per common share (period end) $ 19.54 $ 19.13 $ 18.69 $ 18.33
(e)
$ 18.75
Tangible book value per common

share (period end)
(5)
$ 16.97 $ 16.51 $ 16.01 $ 15.60

(e)

$ 15.96
Balance Sheet (Average Balances)
Loans
(6)
$ 6,708,284

(c)

$ 6,787,022

(c)

$ 6,840,650

(c)

$ 6,687,875 $ 4,500,071
Interest-earning assets 9,270,739
(c)
9,218,717
(c)
8,845,744
(c)
8,556,421 5,886,379
Total assets 9,921,254

(c)

9,918,381

(c)

9,512,129

(c)

9,326,627 6,325,334
Core deposits 8,451,308 8,376,623 7,852,495 7,516,438 4,582,872
Total deposits 8,515,646 8,517,039 8,088,106 7,752,446 4,850,980
Interest-bearing deposits 6,199,929 6,240,639 6,105,014 6,053,482 3,740,133
Borrowings 101,930 102,916 157,669 271,800 304,365
Stockholders' equity 1,083,423 1,062,460 1,037,195 1,043,481
(e)
1,062,720
Common stockholders' equity 1,001,553 980,590 955,325 961,611

(e)

980,850
Performance Metrics
Net interest margin
(7)
4.24% 4.30% 4.78% 4.94% 5.34%
Return on average assets
(8)
0.94% 1.11% 0.92% 0.08% -0.06%
Return on average tangible common stockholders'

equity
(9)
9.99% 12.23% 9.88% 0.08% -1.17%
Efficiency ratio
(10)
67.06%
(g)
65.69% 66.70% 66.49% 80.19%
Full-time equivalent employees, period end 2,275 2,332 2,373 2,449 2,455
Credit Quality Metrics
(1)(21)
Allowance for loan and lease losses $ 204,809

(b)

$ 235,313 $ 232,701 $ 230,755

(e)(f)

$

116,539
Allowance as a % of loans held for investment 3.07%
(b)
3.48%
(c)
3.35%
(c)
3.41% 1.73%
Net charge-offs $ 44,814

(b)

$ 10,570 $ 15,750 $ 24,034 $ 14,395
Net charge-off rate
(11)
2.67%
(b)
0.62% 0.92% 1.44% 1.28%
Early delinquency rate (30 - 89 days past

due)

2.68% 2.50% 2.64% 3.16% 3.07%
Total delinquency rate

(30 days and over)
5.74% 5.67% 5.56% 6.38% 5.85%
Capital Ratios (Non-GAAP)
(12)(20)
Leverage ratio 10.30% 10.00% 10.16% 10.14%
(d)(e)
9.24%
Common equity Tier 1 capital ratio 13.08% 12.55% 12.03%

(c)

11.69%

(d)(e)

10.91%
Tier 1 risk-based capital ratio 14.78% 14.25% 13.71%
(c)
13.36%
(d)(e)
12.64%
Total risk-based

capital ratio
16.04% 15.50% 14.96%

(c)

14.62%

(d)(e)

13.91%
Tangible common equity ("TCE")

ratio
9.00% 8.58% 8.39% 8.80% 8.96%
(a) During 4Q 2020, the Company recognized annual insurance

contingent commissions amounting to $4.0 million.

In addition, mortgage banking activities reflected higher gains on
sale of loans and securitizations, and higher servicing fees compared to 3Q 2020.
(b) During 4Q 2020, commercial charge-offs reflected

$31.2 million from two commercial non-performing PCD

loans from the government and hospital sectors,

reducing loan
balance and their corresponding allowance for credit

losses by that amount.

(c) In response to the Coronavirus (COVID-19) pandemic,

CARES Act created funding for the Small Business Administration

(SBA) Paycheck Protection Program

(PPP), which provides
loans to small businesses to keep their employees on payroll and make other eligible payments. The original funding for

the PPP was fully allocated by mid-April 2020, with additional funding made available on April 24, 2020 under the Paycheck

Protection Program and Health Care Enhancement

Act. During 2Q 2020 and 3Q 2020, the Company participated in this program originating 4,342 and 732 PPP loans, respectively.

On June 30, 2020, September 30, 2020 and December 31, 2020, Oriental had PPP loans amounting to $278.1 million,
$289.2 million and $282.7 million, respectively.

These loans are fully guaranteed by the SBA and risk-weighted at 0%.
(d) During 1Q 2020, the Company decided to early implement Simplifications to the Capital Rule, which simplified the regulatory capital treatment for mortgage servicing assets
(MSA) and certain deferred tax assets

arising from temporary differences

(temporary difference DTAs).

It Increased common equity tier 1 (CET1) capital threshold deductions from
10 percent to 25 percent and removes the aggregate

15 percent CET1 threshold deduction. However,

it retains the 250 percent risk weight applicable

to non-deducted amounts of
MSAs and temporary difference DTAs.
(e) On January 1, 2020, the Company implemented ASU No. 2016-13: Measurement of Credit Losses on Financial Instruments "(CECL)" using the modified retrospective approach. As
a result, a $39.2 million allowance for credit losses was recorded for Non-PCD loans and $0.2 million for unused commitments with the corresponding adjustment reducing retained
earnings, net of a $13.9 million deferred tax effect.

For PCD loans, including BBVA and Eurobank

acquired book plus the recently acquired Scotiabank, the adjustment amounting to
$50.5 million was made through the allowance and loan balances with no impact in capital. As disclosed in the Company’s 2019 Form

10-K, the Company had initially elected to
phase-in the January 1, 2020 (“day 1”) impact to retained

earnings to regulatory capital, over a three-year

transition period beginning in 2020. As part of its response to the impact of
COVID-19, in March 2020, the Federal Reserve,

Federal Deposit Insurance Corporation and Office

of the Comptroller of the Currency issued an interim final rule that provided the
option to temporarily delay the effects

of CECL on regulatory capital for two year

s, followed by a three-year transition

period. In addition, for the first two years, a uniform

25%
“scaling factor” is introduced to approximate

the portion of the post day-one allowance attributable

to CECL relative to the incurred loss methodology.

The 25% scaling factor is
calibrated to approximate

an overall after-tax impact of differences

in allowances under CECL vs the incurred loss methodology.
(f) In March 2020, a global pandemic was declared by the World

Health Organization related to

the rapidly growing outbreak of a novel strain

of coronavirus (COVID-19). The
pandemic significantly impacted the economic conditions in P.R.

and the U.S., creating significant uncertainties. In

response, we increased our provision for credit

losses on loans in
1Q 2020 and 2Q 2020 by $34.1 million and $5.0 million, respectively,

and established a provision for credit losses on

accrued interest receivables under deferral

plans in 3Q 2020 of
$826 thousand.
(g) On December 31, 2019, the Company acquired Scotiabank's Puerto Rico and

USVI operations, incurring in merger and restructuring

charges of $21.5 million during 4Q 2019, $3.0
million during 2Q 2020, $2.7 million during 3Q 2020, and $10.1 million during 4Q 2020. At December

31, 2019, the consolidated statement of financial

condition contemplated the
effects of the Scotiabank PR & USVI acquisition. Nevertheless,

the consolidated statement of

operations did not contemplate the effects

of the Scotiabank PR & USVI acquisition until
January 1, 2020.

OFG Bancorp (NYSE: OFG)
Table 1-2: Financial and Statistical Summary - Consolidated (Continued)
2020 2019
(Dollars in thousands, except per share data)

(unaudited)
YTD YTD
Statement of Operations
Net interest income

$

408,432

(e)

$

322,793
Non-interest income, net (core)
(2)
110,872
(e)
73,365
Total core revenues 519,304

(e)

396,158
Non-interest expense 345,286
(e)
233,244
(e)
Pre-provision net revenues
(22)
187,498 172,042
Total provision

for credit losses
92,672
(c)(d)
96,792
(g)
Net income before income taxes 94,826 75,250
Income tax expense 20,499 21,409
Net income available to common stockholders 67,815 47,329
Common Share Statistics
Earnings per common share - basic
(3)
1.32 0.92
Earnings

per common share - diluted
(4)
1.32 0.92
Average common shares outstanding 51,358 51,335
Average common shares outstanding

and equivalents
51,555 51,719
Cash dividends per common share $ 0.28 $ 0.28
Book value per common share (period end) $ 19.54
(c)
$ 18.75
Tangible book value per common

share (period end)
(5)
$ 16.97

(c)

$ 15.96
Balance Sheet (Average Balances)
Loans
(6)
$ 6,748,510

(a)

$ 4,514,522
Interest-earning assets 8,966,989
(a)
6,012,853
Total assets 9,670,969

(a)

6,464,330
Core deposits 8,051,208 4,502,265
Total deposits 8,219,936 4,885,748
Interest-bearing deposits 6,150,150 3,785,149
Borrowings 158,271 415,712
Stockholders' equity 1,056,729
(c)
1,044,881
Common stockholders' equity 974,859

(c)

963,011
Performance Metrics
Net interest margin
(7)
4.55% 5.37%
Return on average assets
(8)
0.77% 0.83%
Return on average tangible common stockholders'

equity
(9)
8.10% 5.42%
Efficiency ratio
(10)
66.49% 58.88%
Full-time equivalent employees, period end 2,275 2,455
Credit Quality Metrics
(1)(21)
Allowance for loan and lease losses $ 204,809

(c)(d)

$ 116,539
Allowance as a % of loans held for investment 3.07%
(a)
1.73%
Net charge-offs $ 95,168 $ 74,741

(f)(g)

Net charge-off rate
(11)
1.41% 1.66%
(f)(g)
Early delinquency rate (30 - 89 days past

due)

2.68% 3.07%
Total delinquency rate

(30 days and over)
5.74% 5.85%
Capital Ratios (Non-GAAP)
(12)(20)
Leverage ratio 10.30%
(b)(c)
9.24%
Common equity Tier 1 capital ratio 13.08%

(a)(b)(c)

10.91%
Tier 1 risk-based capital ratio 14.78%
(a)(b)(c)
12.64%
Total risk-based

capital ratio
16.04%

(a)(b)(c)

13.91%
Tangible common equity ("TCE")

ratio
9.00% 8.96%
(a) In response to the Coronavirus (COVID-19) pandemic,

CARES Act created funding for the Small Business Administration

(SBA) Paycheck Protection Program

(PPP),
which provides loans to small businesses to keep their

employees on payroll and make other

eligible payments. The original funding for the PPP was fully allocated by
mid-April 2020, with additional funding made available on April 24, 2020 under the Paycheck

Protection Program and Health Care Enhancement

Act. During 2Q 2020 and
3Q 2020, the Company participated in this program originating

4,342 and 732 PPP loans, respectively. On June 30,

2020, September 30, 2020 and December 31, 2020,
Oriental had PPP loans amounting to $278.1 million, $289.2 million and $282.7 million,

respectively. These loans are fully

guaranteed by the SBA and risk-weighted

at 0%.
(b) During 1Q 2020, the Company decided to early implement Simplifications to the Capital Rule, which simplified the regulatory capital treatment for mortgage servicing
assets (MSA) and certain deferred tax

assets arising from temporary differences

(temporary difference DTAs).

It Increased common equity tier 1 (CET1) capital threshold
deductions from 10 percent to 25 percent and removes

the aggregate 15 percent CET1 threshold deduction.

However, it

retains the 250 percent risk weight applicable

to
non-deducted amounts of MSAs and temporary difference

DTAs.

(c) On January 1, 2020, the Company implemented ASU No. 2016-13: Measurement of Credit Losses on Financial Instruments "(CECL)" using the modified retrospective approach. As a result, a $39.2 million allowance for credit

losses was recorded for Non-PCD loans and $0.2 million for

unused commitments with the corresponding
adjustment reducing retained earnings, net of a $13.9 million deferred tax effect.

For PCD loans, including BBVA and Eurobank

acquired book plus the recently acquired
Scotiabank, the adjustment amounting to $50.5 million was made through the allowance and loan balances with no impact in capital. As disclosed in the Company’s

2019
Form 10-K, the Company had initially elected to phase-in the January 1, 2020 (“day

1”) impact to retained earnings to regulatory capital,

over a three-year transition
period beginning in 2020. As part of its response to the impact of COVID-19, in March

2020, the Federal Reserve, Federal

Deposit Insurance Corporation and Office of the
Comptroller of the Currency issued an interim final rule that provided the option to temporarily delay the effects

of CECL on regulatory capital for two years,

followed by
a three-year transition period. In addition, for the

first two years, a uniform 25% “scaling

factor” is introduced to approximate the portion of the post day-one allowance
attributable to CECL relative to the

incurred loss methodology. The 25% scaling

factor is calibrated to approximate

an overall

after-tax impact of differences in allowances
under CECL vs the incurred loss methodology.
(d) In March 2020, a global pandemic was declared by the World

Health Organization related to

the rapidly growing outbreak of a novel strain

of coronavirus (COVID-19).
The pandemic significantly impacted the economic conditions in P.R.

and the U.S., creating significant uncertainties. In

response, we increased our provision for credit
losses on loans in 1Q 2020 and 2Q 2020 by $34.1 million and $5.0 million, respectively,

and established a provision for credit

losses on accrued interest receivables under
deferral plans in 3Q 2020 of $826 thousand.
(e) On December 31, 2019, the Company acquired Scotiabank's Puerto Rico and USVI operations, incurring in merger and restructuring

charges of $21.5 million during 4Q
2019, $3.0 million during 2Q 2020, $2.7 million during 3Q 2020, and $10.1 million during 4Q 2020. At December

31, 2019, the consolidated statement of financial
condition contemplated the effects

of the Scotiabank PR & USVI acquisition. Nevertheless, the consolidate statement of operations did not contemplated the effects

of
the Scotiabank PR & USVI acquisition until January 1, 2020.
(f) During 3Q 2019, the Company received $2.4 million proceeds from the sale of fully charged-off originated auto and consumer loans.
(g) During 3Q 2019, the Company decided to sell mostly non-performing loans, increasing the provision by $37.2 million. Originated loans that were transferred to

held-
for-sale amounted to $25.3 million at September 30, 2019,

the remaining were purchased credit impaired loans.

Loans were sold during 4Q 2019, with an additional
increase in the provision of $6.6 million.

OFG Bancorp (NYSE: OFG)
Table 2-1: Consolidated Statements

of Operations
Quarter Ended
December 31, September 30, June 30, March 31, December 31,
(Dollars in thousands, except per share data)

(unaudited)
2020 2020 2020 2020 2019
Interest income:
Loans

(1)

Non-PCD loans
$ 81,171 $ 83,029 $ 83,832 $ 87,482 $ 74,142

PCD loans
29,250 29,018
(c)
34,700
(c)
28,953 10,762

Total interest

income from loans

110,421 112,047 118,532 116,435 84,904
Investment securities 2,600 2,890 3,160 7,262 6,271

Total interest

income

113,021 114,937 121,692 123,697
(g)
91,175
Interest expense:
Deposits

Core deposits
13,225 13,808 13,999 15,034 7,957

Brokered deposits
288 812 1,446 1,586 1,804

Total deposits
13,513 14,620 15,445 16,620
(g)
9,761
Borrowings 770 784 1,187 1,976 2,205

Total interest

expense
14,283 15,404 16,632 18,596 11,966
Net interest income 98,738 99,533 105,060 105,101 79,209
Provision for credit losses, excluding PCD

loans
(1)
15,464 13,845 15,227 40,951 18,859
(Recapture) provision for credit losses

on PCD loans

(1)

(1,288) (176) 2,469 6,180 4,209

Total provision

for credit losses
14,176 13,669
(e)
17,696
(e)
47,131
(e)(g)
23,068

Net interest income after provision

for loan and lease losses

84,562 85,864 87,364 57,970 56,141
Non-interest income:
Banking service revenues 16,901 16,297 13,668 15,713 10,812
Wealth management revenues 10,865
(a)
7,272 6,366 7,286 7,062
Mortgage banking activities 6,281
(b)
3,917 3,072 3,234 1,322

Total banking

and financial service revenues
34,047 27,486 23,106 26,233
(g)
19,196
Bargain purchase from Scotiabank PR & USVI acquisition - 3,465

(d)

3,462

(d)

409 315
Other income, net 377 375 584 4,808
(h)
200

Total non-interest

income, net

34,424 31,326 27,152 31,450 19,711
Non-interest expense:
Compensation and employee benefits 30,921 31,955 34,506 35,544 21,817
Occupancy, equipment and infrastructure

costs
12,064 11,943 11,837 11,439 7,488
General and administrative expenses 33,454 33,452 31,181 37,345 25,451
Net (gain) loss on sale of foreclosed real estate

and other repossessed assets
(300) (866) 316 (193) 541
Credit related expenses 1,304 2,189 2,602 2,715 2,118
Merger and restructuring charges 10,092
(g)
2,681
(g)
3,006
(g)
304 21,498
(g)
COVID 19 expenses 1,504
(f)
2,090
(f)
2,033
(f)
168 -

Total non-interest

expense
89,039 83,444 85,481 87,322
(g)
78,913
Income (loss) before income taxes 29,947 33,746 29,035 2,098 (3,061)
Income tax expense (benefit) 6,646 6,308 7,248 297 (2,070)
Net income (loss) 23,301 27,438 21,787 1,801 (991)
Less:

dividends on preferred stock
(1,628) (1,628) (1,628) (1,628) (1,628)
Net income (loss) available to common shareholders $ 21,673 $ 25,810 $ 20,159 $ 173 $ (2,619)
(a) During 4Q 2020, the Company recognized annual insurance

contingent commissions amounting to $4.0 million.
(b) During 4Q 2020, mortgage banking activities reflected higher gains on sale of loans and securitizations, and higher servicing fees compared to

3Q 2020.
(c) During 2Q 2020 and 3Q 2020, the Company recognized interest recoveries on SOP loans acquired in the Scotiabank PR & USVI acquisition collected subsequently to the acquisition
date amounting to $6.0 million and $469 thousand, respectively.
(d) During 2Q 2020, the Company increased the Bargain purchase from Scotiabank PR & USVI acquisition by $3.5 million to adjust the fair value of accrued interest receivable

in Day
1, net of taxes. During 3Q 2020, the Company increased

the Bargain purchase from Scotiabank PR & USVI

acquisition by $3.5 million to adjust the deferred tax

asset in Day 1.
(e) In March 2020, a global pandemic was declared by the World

Health Organization related to

the rapidly growing outbreak of a novel strain

of coronavirus (COVID-19). The
pandemic significantly impacted the economic conditions in P.R.

and the U.S., creating significant uncertainties. In

response, we increased our provision for credit

losses on loans in
1Q 2020 and 2Q 2020 by $34.1 million and $5.0 million, respectively,

and established a provision for credit losses on

accrued interest receivables under deferral

plans in 3Q 2020 of
$826 thousand.
(f) During 2Q 2020, 3Q 2020 and 4Q 2020, the Company recorded $2.0 million,

$2.1 million and $1.5 million expenses, respectively,

in relation to the global pandemic from the
coronavirus COVID-19. Covid-19 expenses

represented expenses incurred within our premises,

as acrylic shields, face shields and masks, and cleaning and disinfecting costs, in order
to control pandemic spread and keep

customers and employees safe. It also

includes employees COVID testing.

(g) On December 31, 2019, the Company acquired Scotiabank's Puerto Rico and

USVI operations, incurring in merger and restructuring

charges of $21.5 million during 4Q 2019, $3.0
million during 2Q 2020, $2.7 million during 3Q 2020, and $10.1 million during 4Q 2020. At December

31, 2019, the consolidated statement of financial

condition contemplated the
effects of the Scotiabank PR & USVI acquisition. Nevertheless,

the consolidated statement of

operations did not contemplate the effects

of the Scotiabank PR & USVI acquisition until
January 1, 2020.
(h) During 1Q 2020, 2Q 2019 and 3Q 2019, the Company sold $316 million, $350 million and $322 million available

-for-sale mortgage-backed securities, respectively,

and recognized a
gain in the sale of $4.7 million, $4.8 million and $3.5 million.

OFG Bancorp (NYSE: OFG)
Table 2-2: Consolidated Statements

of Operations (Continued)
Year Ended
December 31, December 31,
(Dollars in thousands, except per share data)

(unaudited)
2020 2019
Interest income:
Loans

(1)

Non-PCD loans
$ 335,514 $ 294,726

PCD loans
121,921
(a)
45,149

Total interest

income from loans

457,435 339,875
Investment securities 15,912 33,920

Total interest

income

473,347
(e)
373,795
Interest expense:
Deposits

Core deposits
56,066 29,892

Brokered deposits
4,132 9,463

Total deposits
60,198
(e)
39,355
Borrowings 4,717 11,647

Total interest

expense
64,915 51,002
Net interest income 408,432 322,793
Provision for credit losses, excluding PCD

loans
(1)
85,487 62,533
(Recapture) provision for credit losses

on PCD loans

(1)

7,185 34,259

Total provision

for credit losses
92,672
(c)(e)
96,792
(g)(h)(i)

Net interest income after provision

for loan and lease losses

315,760 226,001
Non-interest income:
Banking service revenues 62,579 42,866
Wealth management revenues 31,789 26,224
Mortgage banking activities 16,504 4,275

Total banking

and financial service revenues
110,872
(e)
73,365
Bargain purchase from Scotiabank PR & USVI acquisition 7,336

(b)

315
Other income, net 6,144
(f)
8,813
(f)

Total non-interest

income, net

124,352 82,493
Non-interest expense:
Compensation and employee benefits 132,926 82,533
Occupancy, equipment and infrastructure

costs
47,283 30,052
General and administrative expenses 135,432 85,107
Net (gain) loss on sale of foreclosed real estate

and other repossessed assets
(1,043) 2,426
Credit related expenses 8,810 9,072
Merger and restructuring charges 16,083
(e)
24,054
COVID 19 expenses 5,795
(d)
-

Total non-interest

expense
345,286
(e)
233,244
Income before income taxes 94,826 75,250
Income tax expense 20,499 21,409
Net income 74,327 53,841
Less:

dividends on preferred stock
(6,512) (6,512)
Net income available to common shareholders $ 67,815 $ 47,329
(a) During 2Q 2020 and 3Q 2020, the Company recognized interest recoveries on SOP loans acquired in the Scotiabank PR & USVI acquisition collected subsequently to the acquisition
date amounting to $6.0 million and $469 thousand, respectively.
(b) During 2Q 2020, the Company increased the Bargain purchase from Scotiabank PR & USVI acquisition by $3.5 million to adjust the fair value of accrued interest receivable

in Day 1,
net of taxes. During 3Q 2020, the Company increased

the Bargain purchase from Scotiabank PR & USVI

acquisition by $3.5 million to adjust the deferred tax

asset in Day 1.
(c) In March 2020, a global pandemic was declared by the World

Health Organization related to

the rapidly growing outbreak of a novel strain

of coronavirus (COVID-19). The
pandemic significantly impacted the economic conditions in P.R.

and the U.S., creating significant uncertainties. In

response, we increased our provision for credit

losses on loans in
1Q 2020 and 2Q 2020 by $34.1 million and $5.0 million, respectively,

and established a provision for credit losses on

accrued interest receivables under deferral

plans in 3Q 2020 of
$826 thousand.
(d) During 2Q 2020, 3Q 2020 and 4Q 2020, the Company recorded $2.0 million,

$2.1 million and $1.5 million expenses, respectively,

in relation to the global pandemic from the
coronavirus COVID-19. Covid-19 expenses

represented expenses incurred within our premises,

as acrylic shields, face shields and masks, and cleaning and disinfecting costs, in order
to control pandemic spread and keep

customers and employees safe. It also

includes employees COVID testing.
(e) On December 31, 2019, the Company acquired Scotiabank's Puerto Rico and USVI operations, incurring in merger and restructuring

charges of $21.5 million during 4Q 2019, $3.0
million during 2Q 2020, $2.7 million during 3Q 2020, and $10.1 million during 4Q 2020. At December

31, 2019, the consolidated statement of financial

condition contemplated the
effects of the Scotiabank PR & USVI acquisition. Nevertheless,

the consolidated statement of

operations did not contemplate the effects

of the Scotiabank PR & USVI acquisition until
January 1, 2020.

(f) During 1Q 2020, 2Q 2019 and 3Q 2019, the Company sold $316 million, $350 million and $322 million available

-for-sale mortgage-backed securities, respectively,

and recognized a
gain in the sale of $4.7 million, $4.8 million and $3.5 million.
(g) During 3Q 2019, the Company received $2.4 million proceeds from the sale of fully charged-off originated auto and consumer

loans.
(h) During 3Q 2019, the Company decided to sell mostly non-performing loans, increasing the provision by $37.2 million. Originated loans that were transferred to

held-for-sale
amounted to $25.3 million at September 30, 2019, the remaining were purchased credit impaired loans. Loans were sold during 4Q 2019, with an additional increase in the provision
of $6.6 million.
(i) During 2Q 2019, the Company decided to sell mostly non-performing mortgage loans increasing the provision by $8.8 million.

Most of these loans were sold in 3Q 2019, increasing
the provision by an additional $1.8 million.

OFG Bancorp (NYSE: OFG)
Table 3: Consolidated Statements

of Financial Condition
December 31, September 30, June 30, March 31, December 31,
(Dollars in thousands) (unaudited)
2020 2020 2020 2020 2019
Cash and cash equivalents $ 2,155,577 $ 2,283,050
(b)
$ 1,900,037
(b)
$ 1,325,941 $ 852,757
Investments:
Trading securities 22 22 22 29 37
Investment securities available-for

-sale, at fair value,

with amortized cost of $432,175 ( September 30, 2020 - $412,899;

June 30, 2020 - $529,985; March 31, 2020 - $648,565;

December 31, 2019 - $1,074,474; no allowance for credit

losses for any period)

Mortgage-backed securities
432,935 329,719 340,192 355,637 673,886

US treasury notes
10,983 91,531 197,340 298,986 397,183

Other investment securities
2,520 2,565 2,707 2,837 3,100

Total investment

securities available-for-sale
446,438 423,815 540,239 657,460
(d)

1,074,169
Federal Home Loan Bank (FHLB) stock, at cost 8,278 8,322 8,366 10,301 13,048
Other investments 3,962 2,205 1,076 973 560

Total investments

458,700 434,364 549,703 668,763 1,087,814
Loans, net 6,501,259
(b)

6,579,140
(b)

6,739,243
(b)

6,541,174

(c)

6,641,847
Other assets:
Prepaid expenses 61,416 54,583 40,119 44,633 52,648
Deferred tax asset, net 162,478 178,957 186,730 196,129
(c)
176,740
Foreclosed real estate and repossessed

properties
13,412 21,374 26,152 30,388 33,236
Premises and equipment, net 83,786 83,270 82,234 81,834 81,105
Goodwill 86,069 86,069 86,069 86,069 86,069
Right of use assets 31,383 35,900 34,692 36,844 39,112
Core deposit, customer relationship intangible

and other intangibles
45,896 48,650 51,406 54,174 56,965
Servicing asset 47,295 47,242 47,926 49,287 50,779
Accounts receivable and other assets 178,740 166,392 188,408

(a)

123,335 138,589
Total assets $ 9,826,011 $ 10,018,991 $ 9,932,719 $ 9,238,571 $ 9,297,661
Deposits:
Demand deposits $ 4,613,309 $ 4,682,991
(b)

$ 4,370,419
(b)

$ 3,711,492 $ 3,579,115
Savings accounts 1,920,325 1,919,859 1,978,118 1,829,054 1,815,044
Time deposits 1,832,891 1,933,517 1,975,223 2,023,211 2,060,953
Brokered deposits 49,115 96,090 218,166 255,514 243,498

Total deposits
8,415,640 8,632,457 8,541,926 7,819,271 7,698,610
Borrowings:
Securities sold under agreements to repurchase - - - 50,103 190,274
Advances from FHLB and other borrowings 66,268 66,781 68,340 77,601 79,204
Subordinated capital notes 36,083 36,083 36,083 36,083 36,083

Total borrowings
102,351 102,864 104,423 163,787 305,561
Other liabilities:
Derivative liabilities 1,712 1,895 2,078 2,059 913
Acceptances outstanding 33,349 18,291 20,034 11,763 21,599
Lease liability 32,566 37,029 35,694 37,702 39,840
Accrued expenses and other liabilities 154,418 162,133 187,280 181,395 185,660

Total liabilities
8,740,036 8,954,669 8,891,435 8,215,977 8,252,183
Stockholders' equity:
Preferred stock 92,000 92,000 92,000 92,000 92,000
Common stock 59,885 59,885 59,885 59,885 59,885
Additional paid-in capital 622,652 621,978 621,860 621,206 621,515
Legal surplus

103,269 101,233 98,347 95,945 95,779
Retained earnings

300,096 284,053 264,725 250,557
(c)
279,646
Treasury stock, at cost (102,949) (103,095) (103,121) (103,289) (102,339)
Accumulated other comprehensive (loss) income, net 11,022 8,268 7,588 6,290 (1,008)

Total stockholders'

equity
1,085,975 1,064,322 1,041,284 1,022,594 1,045,478

Total liabilities and stockholders'

equity

$ 9,826,011 $ 10,018,991 $ 9,932,719 $ 9,238,571 $ 9,297,661

(a) In March 2020, a global pandemic was declared by the World

Health Organization related to

the rapidly growing outbreak of a novel strain

of coronavirus (COVID-19). The
pandemic significantly impacted the economic conditions in P.R.

and the U.S., creating significant uncertainties. After

recent disruptions in economic conditions caused by
COVID-19, the Company has offered

several deferral programs

for the payment of principal and interest

for auto, personal, credit cards

and mortgage, and commercial loans, for
customers whose payments were not over

89 days past due at March 12, 2020 and requested

to be included in these programs, which contributed to

the increase of accrued
interest receivable from 1Q 2020 to

2Q 2020 of approximately $40 million.

(b) In response to the Coronavirus (COVID-19) pandemic,

CARES Act created funding for the Small Business Administration

(SBA) Paycheck Protection Program

(PPP), which
provides loans to small businesses to keep their employees

on payroll and make other eligible payments.

The original funding for the PPP was fully allocated by mid-April

2020,
with additional funding made available on April 24, 2020 under the Paycheck

Protection Program and Health Care Enhancement

Act. During 2Q 2020 and 3Q 2020, the Company
participated in this program originating 4,342 and 732 PPP

loans, respectively. On June 30, 2020, September

30, 2020 and December 31, 2020, Oriental had PPP loans amounting to $278.1 million, $289.2 million and $282.7 million, respectively.

These loans are fully guaranteed

by the SBA and risk-weighted at

0%. These funds have been disbursed into the
customers' deposit accounts and, along with other government stimulus and relief during the pandemic, they have increased the Company's cash and core deposits.
(c) On January 1, 2020, the Company implemented ASU No. 2016-13: Measurement of Credit Losses on Financial Instruments "(CECL)" using the modified retrospective approach. As a result, a $39.2 million allowance for credit

losses was recorded for Non-PCD loans and $0.2 million for

unused commitments with the corresponding adjustment
reducing retained earnings, net of a $13.9 million deferred

tax effect. For PCD loans, including

BBVA and Eurobank acquired book plus the recently

acquired Scotiabank, the
adjustment amounting to $50.5 million was made through the allowance and loan balances with no impact in capital.

(d) During 1Q 2020, the Company sold $316 million available-for

-sale mortgage-backed securities and recognized

a gain in the sale of $4.7 million.

OFG Bancorp (NYSE: OFG)
Table 4-1: Information on Loan Portfolio

and
Production
December 31, September 30, June 30, March 31, December 31,
(Dollars in thousands) (unaudited)
2020 2020 2020 2020 2019
Non-PCD:
(1)

Mortgage
$ 823,443 $ 847,671 $ 874,286 $ 887,950 $ 898,118

Commercial
1,836,137 1,785,022 1,918,424 1,910,192 1,862,484

Commercial Paycheck Protection Program

(PPP Loans)
282,713
(b)
289,218
(b)
278,059
(b)
- -

Consumer
413,552 434,546 458,714 481,710 495,244

Auto
1,534,269 1,511,829 1,454,987 1,487,701 1,479,612
4,890,114 4,868,286 4,984,470 4,767,553 4,735,458

Less:

Allowance for credit losses
(161,015) (156,409) (151,507) (149,961)
(c)
(85,044)

Total non- PCD loans

held for investment, net
4,729,099 4,711,877 4,832,963 4,617,592 4,650,414
PCD:
(1)

Mortgage
1,459,932 1,504,914 1,541,637 1,561,557 1,591,112

Commercial
283,160
(a)
352,555 386,046 391,158 359,601

Consumer
1,394 2,336 2,950 3,350 9,263

Auto
27,533 31,836 37,409 42,466 43,361
1,772,019 1,891,641 1,968,042 1,998,531 2,003,337

Less:

Allowance for credit losses
(1)
(43,794)
(a)
(78,904) (81,194) (80,794)
(c)
(31,495)

Total PCD loans

held for investment, net
1,728,225 1,812,737 1,886,848 1,917,737 1,971,842
Total loans held for

investment
6,457,324 6,524,614 6,719,811 6,535,329 6,622,256
Mortgage loans held for sale 41,654 54,526 19,432 5,845 19,591
Other loans held for sale 2,281 - - - -
Total loans, net $ 6,501,259 $ 6,579,140 $ 6,739,243 $ 6,541,174 $ 6,641,847
Loan Portfolio Summary:

Loans held for investment:

Mortgage
$ 2,283,375 $ 2,352,585 $ 2,415,923 $ 2,449,507 $ 2,489,230

Commercial
2,402,010 2,426,795 2,582,529 2,301,350 2,222,085

Consumer
414,946 436,882 461,664 485,060 504,507

Auto
1,561,802 1,543,665 1,492,396 1,530,167 1,522,973
6,662,133 6,759,927 6,952,512 6,766,084 6,738,795

Less:

Allowance for credit losses
(204,809) (235,313) (232,701) (230,755)
(c)
(116,539)

Total loans held

for investment, net
6,457,324 6,524,614 6,719,811 6,535,329 6,622,256

Mortgage loans held for sale
41,654 54,526 19,432 5,845 19,591

Other loans held for sale
2,281 - - - -
Total loans, net $ 6,501,259 $ 6,579,140 $ 6,739,243 $ 6,541,174 $ 6,641,847
(a) During 4Q 2020, commercial

charge-offs reflected $31.2 million from two

commercial non-performing PCD loans from the government

and hospital sectors, reducing loan balance
and their corresponding allowance for credit losses by

that amount.
(b) In response to the Coronavirus (COVID-19) pandemic,

CARES Act created funding for the Small Business Administration

(SBA) Paycheck Protection Program

(PPP), which provides
loans to small businesses to keep their employees on payroll and make other eligible payments. The original funding for

the PPP was fully allocated by mid-April 2020, with additional funding made available on April 24, 2020 under the Paycheck

Protection Program and Health Care Enhancement

Act. During 2Q 2020 and 3Q 2020, the Company participated in this program originating 4,342 and 732 PPP loans, respectively.

On June 30, 2020, September 30, 2020 and December 31, 2020, Oriental had PPP loans amounting to $278.1 million,
$289.2 million and $282.7 million, respectively.

These loans are fully guaranteed by the SBA and risk-wei

ghted at 0%.
(c) On January 1, 2020, the Company implemented ASU No. 2016-13: Measurement of Credit Losses on Financial Instruments "(CECL)" using the modified retrospective approach. As
a result, a $39.2 million allowance for credit losses was recorded for Non-PCD loans and $0.2 million for unused commitments with the corresponding adjustment reducing retained
earnings, net of a $13.9 million deferred tax effect.

For PCD loans, including BBVA and Eurobank

acquired book plus the recently acquired Scotiabank, the adjustment amounting to
$50.5 million was made through the allowance and loan balances with no impact in capital.

OFG Bancorp (NYSE: OFG)
Table 4-2: Information on Loan
Portfolio and Production
Quarter Ended Year Ended
December 31, September 30, June 30, March 31, December 31, December 31, December 31,
(Dollars in thousands) (unaudited)
2020 2020 2020 2020 2019 2020 2019
Loan production
(13)

Mortgage
$ 97,656 $ 93,650 $ 23,744 $ 30,988 $ 23,680 $ 246,038 $ 92,779

Commercial

174,994 83,488 98,558 54,113 216,610 411,153 406,809

Commercial PPP Loans
- 10,318 286,420 - - 296,738 -

US Loan Programs
49,221 90,878 35,711 47,125 12,482 222,935 112,786

Consumer
25,984 23,540 14,231 39,199 41,947 102,954 178,723

Auto
137,545 155,880 47,374 109,344 110,184 450,143 508,152

Total
$ 485,400 $ 457,754 $ 506,038 $ 280,769 $ 404,903 $ 1,729,961 $ 1,299,248

OFG Bancorp (NYSE: OFG)
Table 5-1: Average

Balances, Net Interest Income and Net Interest Margin
2020 Q4 2020 Q3 2020 Q2 2020 Q1 2019 Q4
Interest

Interest

Interest

Interest

Interest

Average Income/ Yield/ Average Income/ Yield/ Average Income/ Yield/ Average Income/ Yield/ Average Income/ Yield/
(Dollars in thousands) (unaudited)
Balance Expense Rate Balance Expense Rate Balance Expense Rate Balance Expense Rate Balance Expense Rate
Interest earning assets:

Cash equivalents
$ 2,091,458 $ 613 0.12% $ 1,929,024 $ 613 0.13% $ 1,393,187 $ 359 0.10% $ 943,581 $ 2,788 1.19% $ 863,497 $ 3,684 1.69%

Investment securities
470,997 1,986 1.69% 502,671 2,278 1.81% 611,907 2,801 1.83% 924,965 4,474 1.93% 522,811 2,587 1.98%

Loans held for investment
(1)

Non-PCD loans
4,863,902 81,171 6.64% 4,870,753 83,029 6.78% 4,857,281 83,832 6.94% 4,613,878 87,482 7.63% 3,888,442 74,142 7.56%

PCD loans
1,844,382 29,250 6.34% 1,916,269 29,018 6.06% 1,983,369 34,700 7.00% 2,073,997 28,953 5.58% 611,629 10,762 7.04%

Total loans
6,708,284 110,421 6.55% 6,787,022 112,047 6.57% 6,840,650 118,532 6.97% 6,687,875 116,435 7.00% 4,500,071 84,904 7.49%
Total interest

-earning assets
$ 9,270,739 $ 113,020 4.85% $ 9,218,717 $ 114,938 4.96% $ 8,845,744 $ 121,692 5.53% $ 8,556,421 $ 123,697 5.81% $ 5,886,379 $ 91,175 6.15%
Interest bearing liabilities:

Deposits

NOW accounts
$ 2,344,903 $ 2,258 0.38% $ 2,227,687 $ 2,247 0.40% $ 2,069,247 $ 2,138 0.42% $ 1,980,505 $ 2,389 0.48% $ 1,119,371 $ 1,471 0.52%

Savings accounts
1,897,618 1,954 0.41% 1,927,680 2,010 0.41% 1,809,517 1,976 0.44% 1,797,658 2,440 0.55% 1,195,689 1,843 0.61%

Time deposits
1,893,070 6,975 1.47% 1,944,856 7,512 1.54% 1,990,639 7,835 1.58% 2,039,311 8,131 1.60% 1,156,965 4,442 1.52%

Brokered deposits
64,338 289 1.78% 140,416 812 2.30% 235,611 1,446 2.47% 236,008 1,586 2.70% 268,108 1,804 2.67%
6,199,929 11,476 0.74% 6,240,639 12,581 0.80% 6,105,014 13,395 0.88% 6,053,482 14,546 0.97% 3,740,133 9,560 1.01%

Non-interest bearing deposit accounts
2,315,717 - - 2,276,400 - - 1,983,092 - - 1,698,964 - - 1,110,847 - -

Fair value premium amortization and
core deposit intangible amortization - 2,037 - - 2,039 - - 2,051 - - 2,074 - - 201 -

Total deposits
8,515,646 13,513 0.63% 8,517,039 14,620 0.68% 8,088,106 15,446 0.77% 7,752,446 16,620 0.86% 4,850,980 9,761 0.80%

Borrowings

Securities sold under agreements to
repurchase - - - % - - - % 46,154 334 2.91% 158,462 1,002 2.54% 190,000 1,189 2.48%

Advances from FHLB and other
borrowings 65,847 468 2.83% 66,833 476 2.83% 75,432 505 2.69% 77,255 539 2.81% 78,282 541 2.74%

Subordinated capital notes
36,083 301 3.34% 36,083 308 3.39% 36,083 347 3.87% 36,083 435 4.85% 36,083 475 5.22%

Total borrowings
101,930 769 3.01% 102,916 784 3.03% 157,669 1,186 3.03% 271,800 1,976 2.92% 304,365 2,205 2.87%
Total interest

-bearing liabilities
$ 8,617,576 $ 14,282 0.66% $ 8,619,955 $ 15,404 0.71% $ 8,245,775 $ 16,632 0.81% $ 8,024,246 $ 18,596 0.93% $ 5,155,345 $ 11,966 0.92%
Interest rate spread $ 98,738 4.19% $ 99,534 4.25% $ 105,060 4.72% $ 105,101 4.88% $ 79,209 5.23%
Net interest margin 4.24% 4.30% 4.78% 4.94% 5.34%
SOP loan cost recoveries (interest recoveries
in 2Q, 3Q and 4Q 2020) $ 17 $ 469 $ 5,982 $ - $ 1,033

Adjusted excluding cost/interests

recoveries
(Non-GAAP):
Total interest

-earning assets
$ 9,270,739 $ 113,003 4.85% $ 9,218,717 $ 114,469 4.94% $ 8,845,744 $ 115,710 5.26% $ 8,556,421 $ 123,697 5.81% $ 5,886,379 $ 90,142 6.08%
Interest rate spread
$

98,721 4.19%
$

99,065 4.23%
$

99,078 4.45%
$

105,101 4.88%
$

78,176 5.16%
Net interest margin 4.24% 4.28% 4.50% 4.94% 5.27%
Core deposits: (Non-GAAP)

Deposits

NOW accounts
$ 2,344,903 $ 2,258 0.38% $ 2,227,687 $ 2,247 0.40% $ 2,069,247 $ 2,138 0.42% $ 1,980,505 $ 2,389 0.48% $ 1,119,371 $ 1,471 0.52%

Savings accounts
1,897,618 1,954 0.41% 1,927,680 2,010 0.41% 1,809,517 1,976 0.44% 1,797,658 2,440 0.55% 1,195,689 1,843 0.61%

Time deposits
1,893,070 6,975 1.47% 1,944,856 7,512 1.54% 1,990,639 7,835 1.58% 2,039,311 8,131 1.60% 1,156,965 4,442 1.52%
6,135,591 11,187 0.73% 6,100,223 11,769 0.77% 5,869,403 11,949 0.82% 5,817,474 12,960 0.91% 3,472,025 7,756 0.89%

Non-interest bearing deposit accounts
2,315,717 - - 2,276,400 - - 1,983,092 - - 1,698,964 - - 1,110,847 - -

Total core

deposits
$ 8,451,308 $ 11,187 0.53% $ 8,376,623 $ 11,769 0.56% $ 7,852,495 $ 11,949 0.61% $ 7,516,438 $ 12,960 0.69% $ 4,582,872 $ 7,756 0.67%

OFG Bancorp (NYSE: OFG)
Table 5-2: Average

Balances, Net Interest Income and Net Interest Margin (Continued)
2020 YTD 2019 YTD
Interest

Interest

Average Income/ Yield/ Average Income/ Yield/
(Dollars in thousands) (unaudited)
Balance Expense Rate Balance Expense Rate
Interest earning assets:

Cash equivalents
$ 1,591,613 $ 4,373 0.27% $ 618,446 $ 13,041 2.11%

Investment securities
626,866 11,539 1.84% 879,885 20,879 2.37%

Loans held for investment

Non-PCD loans
4,801,813 335,514 6.99% 3,838,980 294,726 7.68%

PCD loans
1,946,697 121,921 6.26% 675,542 45,149 6.68%

Total loans
6,748,510 457,435 6.78% 4,514,522 339,875 7.53%
Total interest

-earning assets
$ 8,966,989 $ 473,347 5.28% $ 6,012,853 $ 373,795 6.22%
Interest bearing liabilities:

Deposits

NOW accounts
$ 2,156,300 $ 9,029 0.42% $ 1,120,459 $ 6,271 0.56%

Savings accounts
1,858,416 8,380 0.45% 1,189,205 7,351 0.62%

Time deposits
1,966,706 30,455 1.55% 1,092,002 15,468 1.42%

Brokered deposits
168,728 4,132 2.45% 383,483 9,463 2.47%
6,150,150 51,996 0.85% 3,785,149 38,553 1.02%

Non-interest bearing deposit accounts
2,069,786 - - 1,100,599 - - %

Fair value premium amortization and

core deposit intangible amortization
- 8,202 - - 802 -

Total deposits
8,219,936 60,198 0.73% 4,885,748 39,355 0.81%
Borrowings

Securities sold under agreements to repurchase
50,874 1,335 2.63% 299,842 7,423 2.48%

Advances from FHLB and other borrowings
71,314 1,988 2.79% 79,787 2,212 2.77%

Subordinated capital notes
36,083 1,394 3.86% 36,083 2,012 5.58%

Total borrowings
158,271 4,717 2.98% 415,712 11,647 2.80%
Total interest

-bearing liabilities
$ 8,378,207 $ 64,915 0.77% $ 5,301,460 $ 51,002 0.96%
Interest rate spread $ 408,432 4.51% $ 322,793 5.26%
Net interest margin 4.55% 5.37%
SOP loan cost recoveries (interest recoveries

in 2020)
$ 6,468 $ 2,372
Adjusted excluding cost/interests

recoveries (Non-GAAP):
Total interest

-earning assets
$ 8,966,989 $ 466,879 5.21% $ 6,012,853 $ 371,423 6.18%
Interest rate spread $ 401,964 4.44% $ 320,421 5.22%
Net interest margin 4.48% 5.33%
Core deposits: (Non-GAAP)

Deposits

NOW accounts
$ 2,156,300 $ 9,029 0.42% $ 1,120,459 $ 6,271 0.56%

Savings accounts
1,858,416 8,380 0.45% 1,189,205 7,351 0.62%

Time deposits
1,966,706 30,455 1.55% 1,092,002 15,468 1.42%
5,981,422 47,864 0.80% 3,401,666 29,090 0.86%

Non-interest bearing deposit accounts
2,069,786 - - % 1,100,599 - - %

Total core

deposits
$ 8,051,208 $ 47,864 0.59% $ 4,502,265 $ 29,090 0.65%

OFG Bancorp (NYSE: OFG)
Table 6-1: Loan Information and Performance

Statistics (1)
2020 2020 2020 2020 2019
(Dollars in thousands) (unaudited)
Q4 Q3 Q2 Q1 Q4
Net Charge-offs
(21)
Non-PCD
Mortgage:

Charge-offs
$ 225 $ 56 $ 185 $ 418 $ 1,075

Recoveries
(79) (269) (9) (249) (437)

Total mortgage
146 (213) 176 169 638
Commercial:

Charge-offs
413 298 497 3,771 463

Recoveries
(334) (253) (631) (1,522) (606)

Total commercial
79 45 (134) 2,249 (143)
Consumer:

Charge-offs
6,456 5,114 4,187 6,015 5,289

Recoveries
(1,832) (663) (443) (644) (196)

Total consumer
4,624 4,451 3,744 5,371 5,093
Auto:

Charge-offs
12,071 10,123 13,300 13,053 12,930

Recoveries
(5,928) (5,950) (3,405) (4,211) (4,123)

Total auto
6,143 4,173 9,895 8,842 8,807

Total
$ 10,992 $ 8,456 $ 13,681 $ 16,631 $ 14,395
PCD
Mortgage:

Charge-offs
$ 1,344 $ 1,677 $ 2,178 $ 5,143 $ -

Recoveries
(63) (89) (580) (122) -

Total mortgage
1,281 1,588 1,598 5,021 -
Commercial:

Charge-offs
33,061
(a)
293 386 2,357 -

Recoveries
(234) (91) (286) (375) -

Total commercial
32,827 202 100 1,982 -
Consumer:

Charge-offs
21 60 30 431 -

Recoveries
(200) 1 (30) (63) -

Total consumer
(179) 61 - 368 -
Auto:

Charge-offs
574 474 600 375 -

Recoveries
(681) (211) (229) (343) -

Total auto
(107) 263 371 32 -

Total
$ 33,822
(a)
$ 2,114

$

2,069

$

7,403

$

-
Total Net Charge

-offs
$ 44,814 $ 10,570 $ 15,750 $ 24,034 $ 14,395
Net Charge-off Rates
(21)
Mortgage 0.25% 0.24% 0.30% 0.86% 0.24%
Commercial

5.45%
(a)
0.04% -0.01% 0.76% -0.03%
Consumer 4.09% 3.94% 3.12% 4.63% 5.15%
Auto 1.56% 1.17% 2.72% 2.31% 2.73%

Total
2.67%
(a)
0.62% 0.92% 1.44% 1.28%
Average Loans Held For Investment
(21)
Mortgage $ 2,305,495 $ 2,325,756 $ 2,366,600 $ 2,414,685 $ 1,062,845
Commercial

2,416,703 2,484,977 2,484,573 2,239,684 1,753,069
Consumer 434,565 457,620 479,957 496,313 395,611
Auto 1,551,521 1,518,669 1,509,521 1,537,194 1,288,546

Total
$ 6,708,284 $ 6,787,022 $ 6,840,650 $ 6,687,875 $ 4,500,071

(a) During 4Q 2020, commercial charge-offs reflected

$31.2 million from two commercial non-performing PCD

loans from the government and hospital sectors,

reducing loan balance
and their corresponding allowance for credit losses by

that amount.

Table 6-2: Loan Information and Performance

Statistics (Excludes PCD Loans) (1)
OFG Bancorp (NYSE: OFG)
2020 2020 2020 2020 2019
(Dollars in thousands) (unaudited)
Q4 Q3 Q2 Q1 Q4
Early Delinquency (30 - 89 days past due)
Mortgage $ 22,339 $ 16,783 $ 15,665 $ 20,518 $ 22,389
Commercial

8,043 5,151 7,704 6,074 9,895
Consumer 12,230 12,032 18,254 13,127 9,560
Auto 88,357 87,912 89,825 110,959 103,749

Total
$ 130,969 $ 121,878 $ 131,448 $ 150,678
(a)
$ 145,593
Early Delinquency Rates (30 - 89 days past due)
Mortgage 2.71% 1.98% 1.79% 2.31% 2.49%
Commercial

0.44% 0.29% 0.40% 0.32% 0.53%
Consumer 2.96% 2.77% 3.98% 2.73% 1.93%
Auto 5.76% 5.81% 6.17% 7.46% 7.01%

Total
2.68% 2.50% 2.64% 3.16% 3.07%
Total Delinquency (30 days

and over past due)
Mortgage:

Traditional, Non traditional,

and Loans under Loss Mitigation
$ 67,671 $ 51,123 $ 40,719 $ 46,768 $ 41,314

GNMA's buy-back option program
56,193 62,651 75,091 75,314 75,181

Total mortgage
123,864 113,774 115,810 122,082 116,495
Commercial

30,604 35,596 38,258 33,746 30,111
Consumer 17,147 17,080 22,796 16,808 12,258
Auto 108,842 109,735 100,027 131,715 118,020

Total
$ 280,457 $ 276,185 $ 276,891 $ 304,351
(a)
$ 276,884
Total Delinquency Rates

(30 days and over past due)
Mortgage:

Traditional, Non traditional,

and Loans under Loss Mitigation
8.22% 6.03% 4.66% 5.27% 4.60%

GNMA's buy-back option program
6.82% 7.39% 8.59% 8.48% 8.37%

Total mortgage
15.04% 13.42% 13.25% 13.75% 12.97%
Commercial

1.67% 1.99% 1.99% 1.77% 1.62%
Consumer 4.15% 3.93% 4.97% 3.49% 2.48%
Auto 7.09% 7.26% 6.87% 8.85% 7.98%

Total
5.74% 5.67% 5.56% 6.38% 5.85%
Nonperforming Assets
(14)
Mortgage $ 46,967 $ 40,477 $ 30,491 $ 31,073 $ 22,552
Commercial

41,999 44,941 44,187 42,668 42,606
Consumer 4,987 5,206 4,933 3,690 5,287
Auto 20,766 22,583 10,539 21,147 14,295

Total nonperforming

loans
114,719 113,207 90,150 98,578
(a)
84,740
Foreclosed real estate 11,596 19,456 24,792 27,292 29,909
Other repossessed assets 1,816 1,918 1,360 3,096 3,327

Total nonperforming

assets
$ 128,131 $ 134,581 $ 116,302 $ 128,966 $ 117,976
Nonperforming Loan Rates
Mortgage 5.70% 4.78% 3.49% 3.50% 2.51%
Commercial

2.29% 2.52% 2.30% 2.23% 2.29%
Consumer 1.21% 1.20% 1.08% 0.77% 1.07%
Auto 1.35% 1.49% 0.72% 1.42% 0.97%

Total loans
2.35% 2.33% 1.81% 2.07% 1.79%
(a) During March 2020, a global pandemic was declared by the World

Health Organization related

to the rapidly growing outbreak

of a novel strain of coronavirus (COVID

-19).
The pandemic has significantly impacted the economic conditions in P.R.

and the U.S., creating significant uncertainties.

After recent disruptions in economic conditions caused
by COVID-19, the Company has offered

several deferral programs

for the payment of principal and interest

for auto, personal, credit cards

and mortgage, and commercial loans,
for customers whose payments were

not over 89 days past due at March 12, 2020 and

requested to be included in these programs.

These loans may have been classified as
delinquent loans in 1Q 2020, due to the short proximity to quarter end, and subsequently adjusted when the deferral

program was granted. Deferrals

dropped to 2% of loans in
3Q 2020 from 30% in 2Q 2020 and further to 1.4% in 4Q 2020. Most of that relates to about $76 million commercial loans, and most of that represents well-capitalized customers
in the hospitality industry.

OFG Bancorp (NYSE: OFG)
Table 6-3: Loan Information and Performance

Statistics (1)
2020 2020 2020 2020 2019
(Dollars in thousands) (unaudited)
Q4 Q3 Q2 Q1 Q4
Nonperforming PCD Loans
(14)
Mortgage $ 1,003 $ 1,003 $ 1,373 $ 1,341 $ -
Commercial

36,470
(a)
79,631 81,064 82,411 225
Consumer 1 4 12 10 499

Total nonperforming

loans
$ 37,474
(a)
$ 80,638 $ 82,449 $ 83,762 $ 724
Nonperforming PCD Loan Rates
Mortgage 0.07% 0.07% 0.09% 0.09% 0.00%
Commercial

12.88%
(a)
22.59% 21.00% 21.07% 0.06%
Consumer 0.07% 0.17% 0.41% 0.30% 5.39%

Total
2.11%
(a)
4.26% 4.19% 4.19% 0.04%
Total PCD Loans Held for

Investment
(21)
Mortgage $ 1,459,932 $ 1,504,914 $ 1,541,637 $ 1,561,557 $ 1,591,112
Commercial

283,160 352,555 386,046 391,158 359,601
Consumer 1,394 2,336 2,950 3,350 9,263

Total loans
$ 1,744,486 $ 1,859,805 $ 1,930,633 $ 1,956,065 $ 1,959,976
2020 2020 2020 2020 2019
(Dollars in thousands) (unaudited)
Q4 Q3 Q2 Q1 Q4
Total Nonperforming

Loans
(14)
Mortgage $ 47,970 $ 41,480 $ 31,864 $ 32,414 $ 22,552
Commercial

78,469
(a)
124,572 125,251 125,079 42,831
Consumer 4,988 5,210 4,945 3,700 5,786
Auto 20,766 22,583 10,539 21,147 14,295

Total nonperforming

loans
$ 152,193
(a)
$ 193,845 $ 172,599 $ 182,340 $ 85,464
Total Nonperforming

Loan Rates
Mortgage 2.10% 1.76% 1.32% 1.32% 0.91%
Commercial

3.27%
(a)
5.13% 4.85% 5.44% 1.93%
Consumer 1.20% 1.19% 1.07% 0.76% 1.15%
Auto 1.33% 1.46% 0.71% 1.38% 0.94%

Total
2.28%
(a)
2.87% 2.48% 2.69% 1.27%
Total Loans Held for

Investment
(21)
Mortgage $ 2,283,375 $ 2,352,585 $ 2,415,923 $ 2,449,507 $ 2,489,230
Commercial

2,402,010 2,426,795 2,582,529 2,301,350 2,222,085
Consumer 414,946 436,882 461,664 485,060 504,507
Auto 1,561,802 1,543,665 1,492,396 1,530,167 1,522,973

Total loans
$ 6,662,133 $ 6,759,927 $ 6,952,512 $ 6,766,084 $ 6,738,795
(a) During 4Q 2020, commercial charge-offs reflected

$31.2 million from two commercial non-performing PCD

loans from the government and hospital sectors,

reducing loan
balance and their corresponding allowance for credit

losses by that amount.

OFG Bancorp (NYSE: OFG)
Table 7: Allowance for Credit Losses (1)
Quarter Ended December 31, 2020
(Dollars in thousands) (unaudited)
Mortgage Commercial Consumer Auto Total
Allowance for credit losses Non-PCD:

Balance at beginning of period
$ 19,622 $ 41,195 $ 27,125 $ 68,467 $ 156,409

(Recapture) provision for credit

losses
211 4,663 2,752 7,972 15,598

Charge-offs
(225) (413) (6,456) (12,071) (19,165)

Recoveries
79 334 1,832 5,928 8,173

Balance at end of period
$ 19,687 $ 45,779 $ 25,253 $ 70,296 $ 161,015
Allowance for credit losses PCD:

Balance at beginning of period
$ 30,408 $ 47,450 $ 108 $ 938 $ 78,904

Provision (recapture) for credit

losses
(2,739) 1,783 (230) (102) (1,288)

Charge-offs
(1,344) (33,061) (21) (574) (35,000)

Recoveries
63 234 200 681 1,178

Balance at end of period
$ 26,388 $ 16,406 $ 57 $ 943 $ 43,794
Allowance for credit losses summary:

Balance at beginning of period
$ 50,030 $ 88,645 $ 27,233 $ 69,405 $ 235,313

Provision (recapture) for credit

losses
(2,528) 6,446 2,522 7,870 14,310

Charge-offs
(1,569) (33,474) (6,477) (12,645) (54,165)

Recoveries
142 568 2,032 6,609 9,351

Balance at end of period
$ 46,075 $ 62,185 $ 25,310 $ 71,239 $ 204,809
Allowance coverage ratio 2.02% 2.59% 6.10% 4.56% 3.07%
Allowance coverage ratio excluding

PPP loans (Non-GAAP)
2.02% 2.93% 6.10% 4.56% 3.21%

OFG Bancorp (NYSE: OFG)
Table 8-1: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital
In addition to disclosing required regulatory capital

measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy.

These
non-GAAP measures include tangible common equity ("TCE") and TCE ratio. The table below provides the details

of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors,

analysts and bank regulatory agencies to assess the capital

position of financial services companies,
they may not be comparable to similarly titled measures

reported by other companies.
2020 2020 2020 2020 2019
(Dollars in thousands) (unaudited)
Q4 Q3 Q2 Q1 Q4
Stockholders' Equity to Non-GAAP Tangible

Common Equity
Total stockholders'

equity
$ 1,085,975 $ 1,064,322 $ 1,041,284 $ 1,022,594
(a)
$ 1,045,478
Less:

Intangible assets
(131,965) (134,719) (137,475) (140,243) (143,034)

Noncumulative perpetual preferred stock
(92,000) (92,000) (92,000) (92,000) (92,000)

Noncumulative perpetual preferred stock

issuance costs
10,130 10,130 10,130 10,130 10,130
Tangible common equity $ 872,140 $ 847,733 $ 821,939 $ 800,481 $ 820,574
Common shares outstanding at end of period 51,387 51,345 51,342 51,327 51,399
Tangible book value per common

share (Non-GAAP)
$ 16.97 $ 16.51 $ 16.01 $ 15.60 $ 15.96
Total Assets to Tangible

Assets
Total assets

$ 9,826,011 $ 10,018,991 $ 9,932,719 $ 9,238,571 $ 9,297,661
Less:

Intangible assets
(131,965) (134,719) (137,475) (140,243) (143,034)
Tangible assets (Non-GAAP) $ 9,694,046 $ 9,884,272 $ 9,795,244 $ 9,098,328 $ 9,154,627
Non-GAAP TCE Ratio
Tangible common equity $ 872,140 $ 847,733 $ 821,939 $ 800,481 $ 820,574
Tangible assets 9,694,046 9,884,272 9,795,244 9,098,328 9,154,627
TCE ratio 9.00% 8.58% 8.39% 8.80% 8.96%
Average Equity to Non-GAAP Average

Tangible Common Equity
Average total stockholders'

equity
$ 1,083,423 $ 1,062,460 $ 1,037,195 $ 1,043,481 $ 1,062,720
Less:

Average noncumulative perpetual preferred

stock
(92,000) (92,000) (92,000) (92,000) (92,000)

Average noncumulative perpetual preferred

stock issuance costs
10,130 10,130 10,130 10,130 10,130
Average total common stockholders'

equity
$ 1,001,553 $ 980,590 $ 955,325 $ 961,611 $ 980,850
Less:

Average intangible assets
(133,542) (136,138) (139,094) (141,875) (89,005)
Average tangible common equity $ 868,011 $ 844,452 $ 816,231 $ 819,736 $ 891,845
(a) On January 1, 2020, the Company implemented ASU No. 2016-13: Measurement of Credit Losses on Financial Instruments "(CECL)" using the modified retrospective approach. As
a result, a $39.2 million allowance for credit losses was recorded for Non-PCD loans and $0.2 million for unused commitments with the corresponding adjustment reducing retained
earnings, net of a $13.9 million deferred tax effect.

For PCD loans, including BBVA and Eurobank

acquired book plus the recently acquired Scotiabank, the adjustment amounting to
$50.5 million was made through the allowance and loan balances with no impact in capital.

OFG Bancorp (NYSE: OFG)
Table 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital

Measures (Continued)
BASEL III

Standardized
2020 2020 2020 2020 2019
(Dollars in thousands) (unaudited)
Q4 Q3 Q2 Q1 Q4
Regulatory Capital Metrics
Common equity Tier 1 capital $ 894,074 $ 862,636 $ 836,899 $ 816,356 $ 735,442
Tier 1 capital 1,010,944 979,506 953,769 933,226 852,312
Total risk-based

capital
(15)
1,096,764 1,065,744 1,040,987 1,020,748 937,963
Risk-weighted assets 6,837,846 6,875,108 6,957,906 6,983,626
(a)
6,740,846
Regulatory Capital Ratios
Common equity Tier 1 capital ratio (16) 13.08% 12.55% 12.03% 11.69% 10.91%
Tier 1 risk-based capital ratio
(17)
14.78% 14.25% 13.71% 13.36% 12.64%
Total risk-based

capital ratio
(18)
16.04% 15.50% 14.96% 14.62% 13.91%
Leverage ratio
(19)
10.30% 10.00% 10.16% 10.14% 9.24%
Common Equity Tier 1 Capital Ratio Under Basel III Standardized

Approach
Total stockholders'

equity
(1)
$ 1,085,975 $ 1,064,322 $ 1,041,284 $ 1,022,594 $ 1,045,478
Plus: CECL transition adjustment
(20)
34,646 33,494 32,269 31,882 -
Less:

Noncumulative perpetual preferred stock
(92,000) (92,000) (92,000) (92,000) (92,000)

Noncumulative perpetual preferred stock

issuance costs
10,130 10,130 10,130 10,130 10,130

Unrealized gains on available-for

-sale securities, net of income tax
(12,091) (9,453) (8,885) (7,576) 441

Unrealized losses on cash flow hedges, net of income tax
1,069 1,185 1,297 1,286 567
1,027,729 1,007,678 984,095 966,316 964,616
Less:

Disallowed goodwill
(86,069) (86,069) (86,069) (86,069) (86,069)

Disallowed other intangible assets, net
(32,073) (33,810) (35,563) (37,241) (39,127)

Disallowed deferred tax assets, net
(15,513) (25,163) (25,564) (26,650)
(a)
(95,879)

Threshold 15%
- - - -
(a)
(8,099)
Common equity Tier 1 capital 894,074 862,636 836,899 816,356 735,442
Plus:

Qualifying noncumulative perpetual preferred stock
92,000 92,000 92,000 92,000 92,000

Qualifying noncumulative perpetual preferred

stock issuance costs
(10,130) (10,130) (10,130) (10,130) (10,130)

Subordinated capital notes
35,000 35,000 35,000 35,000 35,000
Tier 1 capital 1,010,944 979,506 953,769 933,226 852,312
Plus tier 2 capital:

Qualifying allowance for loan and lease losses
85,820 86,238 87,218 87,522 85,651
Total risk-based

capital
$ 1,096,764 $ 1,065,744 $ 1,040,987 $ 1,020,748 $ 937,963
(a) During 1Q 2020, the Company decided to early implement Simplifications to the Capital Rule, which simplified the regulatory capital treatment for mortgage servicing assets
(MSA) and certain deferred tax assets

arising from temporary differences

(temporary difference DTAs).

It Increased common equity tier 1 (CET1) capital threshold deductions from
10 percent to 25 percent and removes the aggregate

15 percent CET1 threshold deduction. However,

it retains the 250 percent risk weight applicable

to non-deducted amounts of
MSAs and temporary difference DTAs.

OFG Bancorp (NYSE: OFG)
Table 9: Notes to Financial Summary,

Selected Metrics, Loans, and Consolidated Financial Statements (Tables

1 - 8)
(1)
We used the terms "PCI" and "SOP" to refer

to loans acquired with credit deterioration

from the Scotiabank acquisition (December 31, 2019), the BBVAPR acquisition
(December 18, 2012) and the Eurobank FDIC-Assisted acquisition (April 30, 2010), recorded at fair value at acquisition. On January 1, 2020, the Company implemented
ASU No. 2016-13: Measurement of Credit Losses on Financial Instruments

"(CECL)" using the modified retrospective approach. CECL

replaces the concept of purchased
credit impaired loans (PCI) with the concept of purchased financial assets with credit deterioration (PCD). PCD accounting is

called ‘gross-up accounting’ because, at
acquisition, an entity grosses up the amortized cost basis

of the PCD asset for the initial estimate of credit losses.

This Day 1 allowance for credit losses is established
without an income statement effect.

The Company elected to maintain previously existing

pools on adoption, therefore the pool continues to

be the unit of account,
and the allowance and non-credit discount or premium is not allocated to the individual assets. These loans are not classified as delinquent or nonperforming even
though the customer may be contractually

past due because we expect that we will fully collect the carrying value of these loans.
(2)
Total banking and financial

service revenues.
(3)
Calculated based on net income available to common

shareholders divided by average

common shares outstanding for the period.
(4)
Calculated based on net income available to common

shareholders plus the preferred dividends

on the convertible preferred stock,

divided by total average common
shares outstanding and equivalents for the period

as if converted.
(5)
Tangible book value per common

share is a non-GAAP measure calculated based on tangible

common equity divided by common shares outstanding.

See "Table 9:
Reconciliation of GAAP to Non-GAAP Measures and Calculation

of Regulatory Capital Measures" for additional information.
(6)
Information includes all loans held for investment,

including PCD loans.
(7)
Calculated based on annualized net interest

income for the period divided by average

interest-earning assets for the period.
(8)
Calculated based on annualized income, net of tax,

for the period divided by average total

assets for the period.
(9)
Calculated based on annualized income available

to common shareholders for the period divided by average

tangible common equity for the period.
(10)
Calculated based on non-interest expense for

the period divided by total net interest income

and total banking and financial services revenues for the

period.
(11)
Calculated based on annualized net charge-offs

for the period divided by average loans held

for investment for the period.
(12)
Non-GAAP ratios. See "Table

9: Reconciliation of GAAP to Non-GAAP Measures and Calculation

of Regulatory Capital Measures" for information

on the calculation of
each of these ratios.
(13)
Production of new loans (excluding renewals).
(14)
Most PCD loans are considered to be performing due to

the application of the accretion method, in which these loans will accrete interest income over the remaining
life of the loans using estimated cash flow analyses.

Therefore, they are not included as non-performing

loans. PCD loan pools that are not accreting interest

income
are deemed to be non-performing loans and presented

separately.
(15)
Total risk-based

capital equals the sum of Tier 1 capital and Tier 2 capital.
(16)
Common equity Tier 1 capital ratio is a regulatory capital

measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.
(17)
Tier 1 risk-based capital ratio is a regulatory

capital measure calculated based on Tier 1 capital

divided by risk-weighted assets.
(18)
Total risk-based

capital ratio is a regulatory capital

measure calculated based on Total

risk-based capital divided by risk-weighted

assets.
(19)
Leverage capital ratio is a regulatory

capital measure calculated based on Tier 1 capital

divided by average assets, after certain

adjustments.
(20)
In March 2020, in light of recent strains on the U.S.

economy as a result of the coronavirus disease 2019 (COVID

-19), the Board of Governors of the Federal Reserve
System, the Federal Deposit Insurance

Corporation, and the Office of the Comptroller of the Currency

issued an interim final rule that provided the option to
temporarily delay the effects of CECL

on regulatory capital for two years,

followed by a three-year transition

period. In addition, for the first two years,

a uniform 25%
“scaling factor” is introduced to approximate

the portion of the post day-one allowance attributable

to CECL relative to the incurred loss methodology.

The 25% scaling
factor is calibrated to approximate

an overall after-tax impact of differences

in allowances under CECL vs the incurred loss methodology.
(21)
CECL replaces the concept of purchased credit impaired

loans (PCI assets) with the concept of purchased financial assets with credit deterioration (PCD assets). An
entity records a PCD asset at the purchase price plus the

allowance for credit losses expected at the time

of acquisition. Under this method, there is no credit loss
expense affecting net income on acquisition. Changes

in estimates of expected credit losses after acquisition

are recognized as credit loss expense (or reversal

of credit
loss expense) in subsequent periods as they arise.
(22)
Pre-provision net revenues is a non-GAAP measure calculated

based on net interest income plus total non-interest

income, net, less total non-interest expenses

for the
period.